SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20540



                            Form 8-K/A


                           CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    December 15, 1997

                 U.S. Digital Communications, Inc.
         (Exact name of registrant as specified in its charter)

                              Nevada
           (State or other jurisdiction of incorporation)

       0-21225                               88-0101953
(Commission File Number)        (IRS Employer Identification No.)

4764 Park Granada, Suite 110, Calabasas, California      91302
(Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code (818) 225-0000


                              VisCorp
  (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     (a)(1) The Registrant's independent public accountants, Blackman, Kallick Bartelstein, LLP ("BKB"), declined to stand for reelection as the Registrant's auditors.

             (i) The declination/resignation of BKB was effected by letter dated September 24, 1997.

             (ii) BKB's Reports to the Registrant for the fiscal years ended December 31, 1995 and December 31, 1996 did not contain either an adverse opinion or a disclaimer of opinion, nor were either of said Reports modified as to uncertainty, audit scope or accounting principles. However, both of such Reports were qualified as follows:

                   BKB's Report to the Registrant for the fiscal year ended December 31, 1995 was qualified with respect to Registrant's ability to continue as a going concern. BKB's Report with respect to such year stated that the Registrant's financial statements had been prepared assuming that it would continue as a going concern; that the Registrant cannot currently generate sufficient revenues and cash flow from operations to meet its business obligations; and that the Registrant's future operations are predicated on raising additional capital in debt or equity markets. BKB concluded that these factors raised substantial doubt about the Registrant's ability to continue as a going concern.

                   BKB's Report to the Registrant for the fiscal year ended December 31, 1996 was also qualified with respect to Registrant's ability to continue as a going concern. BKB's Report with respect to such year stated that the Registrant's financial statements had been prepared assuming that it would continue as a going concern; that the Registrant continues to be a development stage enterprise and to date has not generated any revenues from product sales or positive cash flows from operations; that the ultimate success of the Registrant is dependent upon its ability to complete the development of its products and technology and to successfully introduce its products to the consumer marketplace; and that the Registrant must also be able to raise significant additional capital in debt or equity markets for both the introduction and development of products and also to sustain he day-to-day operations of the registrant. BKB concluded that these factors raised substantial doubt about the Registrant's ability to continue as a going concern.

             (iii) The decision to change accountants was not recommended or approved by Registrant's Board of Directors or Audit Committee, although the Board understood that since the Registrant had moved its operations to California, it was not feasible to continue to have its books audited by a small Chicago, Illinois based accounting firm and therefore understood that BKB would probably voluntarily resign or decline to stand for reelection as the Registrant's auditors.

              (iv) During the two most recent fiscal years, namely the fiscal years ended December 31, 1995 and December 31, 1996, and the subsequent interim periods preceding the decision of BKB to decline to stand for reelection as the Registrant's auditors, there were no disagreements with BKB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 7.  Financial Statements and Exhibits

Exhibit 16  Letter from Certifying Accountants

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U. S. Digital Communications, Inc.,
                                formerly VisCorp, a Nevada corporation

Date:  December 15, 1997        By       /s/ Lawrence Siegel
                                      Lawrence Siegel, President

                                   BK
                            BLACKMAN KALLICK
            Certified Public Accountants/Consultants to Business


December 12, 1997

Mr. Hugh Jencks
U.S. Digital Communications, Inc.
4764 Park Granada, Suite 110
Calabasas, California 91302

Dear Hugh:

We have reviewed the revised Form 8-K, dated December 15, 1997, and agree with the revised disclosures.

Sincerely,

BLACKMAN KALLICK BARTELSTEIN, LLP


/s/ Paul F. Oetter
Paul F. Oetter

PFO/baj



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